AVONDALE INDUSTRIES, INC.
                              1997 STOCK INCENTIVE PLAN


               1. Purpose. The purpose of the 1997 Stock Incentive Plan (the "Plan") of Avondale Industries, Inc. ("Avondale") is to increase shareholder value and to advance the interests of Avondale and its subsidiaries (collectively, the "Company") by furnishing a variety of economic incentives (the "Incentives") designed to attract, retain and motivate key employees, officers and directors and to strengthen the mutuality of interests between such persons and Avondale's shareholders. Incentives may consist of opportunities to purchase or receive shares of common stock, $1.00 par value per share, of Avondale (the "Common Stock"), monetary payments or both, on terms determined under the Plan. As used in the Plan, the term "subsidiary" means any corporation of which Avondale owns (directly or indirectly) within the meaning of Section 425(f) of the Internal Revenue Code of 1986, as amended (the "Code"), 50% or more of the total combined voting power of all classes of stock.

               2.   Administration.

                    1.11834 Composition. The Plan shall be administered by the compensation committee (the "Committee") of the Board of Directors of Avondale. The Committee shall consist of not fewer than two members of the Board of Directors, each of whom shall (a) qualify as a "non-employee director" under Rule 16b-3 under the Securities Exchange Act of 1934 (the "1934 Act"), as currently in effect or any successor rule, and (b) qualify as an "outside director" under Section 162(m) of the Code.

                    2.11834 Authority. The Committee shall have plenary authority to award Incentives under the Plan, to interpret the Plan, to establish any rules or regulations relating to the Plan that it determines to be appropriate, to enter into agreements with participants as to the terms of the Incentives (the "Incentive Agreements") and to make any other determination that it believes necessary or advisable for the proper administration of the Plan. Its decisions in matters relating to the Plan shall be final and conclusive on the Company and participants. The Committee may delegate its authority hereunder to the extent provided elsewhere herein. The Committee shall not have authority to award Incentives under the Plan to directors of Avondale who are not also full-time employees of the Company ("Outside Directors"). Outside Directors may receive awards under the Plan only as specifically provided in Section 10 hereof.

               3. Eligible Employees. Key employees of the Company (including officers and directors who are full-time employees of the Company, but excluding Outside Directors) shall become eligible to receive Incentives under the Plan when designated by the Committee. Employees may be designated individually or by groups or categories, as the Committee deems appropriate. With respect to participants not subject to Section 16 of the 1934 Act and not covered employees under Section 162(m) of the Code, the Committee may delegate its authority to designate participants, to determine the size and type of Incentive to be received by those participants and to determine or modify performance objectives for those participants.

               4. Types of Incentives. Incentives may be granted under the Plan in any of the following forms, either individually or in combination: (a) incentive stock options and non-qualified stock options; (b) stock appreciation rights ("SARs"); (c) restricted stock; and (d) performance shares.

               5.   Shares Subject to the Plan.

                    1.11834  Number of Shares.  Subject  to  adjustment  as
               provided in Section 11.5, a total of 1,430,000 shares of Common Stock are authorized to be issued under the Plan. Incentives with respect to no more than 45,000 shares of Common Stock may be granted through the Plan to a single participant in one calendar year. In the event that a stock option, SAR or performance share granted hereunder expires or is terminated or cancelled prior to exercise or payment, any shares of Common Stock that were issuable thereunder may be issued again under the Plan. In the event that shares of Common Stock are issued as Incentives under the Plan and thereafter are forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired shares may be issued again under the Plan. If an Incentive is to be paid in cash by its terms, the Committee need not make a deduction from the shares of Common Stock issuable under the Plan with respect thereto. If and to the extent that an Incentive may be paid in cash or shares of Common Stock, the total number of shares available for issuance hereunder shall be decreased by the number of shares payable under such Incentive, provided that upon any payment of all or part of such Incentive in cash, the total number of shares available for issuance hereunder shall be increased by the appropriate number of shares represented by the cash payment, as determined in the sole discretion of the Committee. Additional rules for determining the number of shares granted under the Plan may be made by the Committee, as it deems necessary or appropriate.

                    2.11834  Type of  Common  Stock.   Common  Stock issued
               under the Plan may be authorized and unissued shares or issued shares held as treasury shares.

               6. Stock Options. A stock option is a right to purchase shares of Common Stock from Avondale. Stock options granted under this Plan may be incentive stock options or non-qualified stock options. Any option that is designated as a non-qualified stock option shall not be treated as an incentive stock option. Each stock option granted by the Committee under this Plan shall be subject to the following terms and conditions:

                    1.11834 Price. The exercise price per share shall be determined by the Committee, subject to adjustment under
               Section 11.5; provided that in no event shall the option price be less than the Fair Market Value of a share of Common Stock on the date of grant.

                    2.11834 Number. The number of shares of Common Stock subject to the option shall be determined by the Committee, subject to adjustment as provided in Section 11.5.

                    3.11834 Duration and Time for Exercise. The term of each stock option shall be determined by the Committee. Each stock option shall become exercisable at such time or times during its term as shall be determined by the Committee. The Committee may accelerate the exercisability of any stock option.

                    4.11834 Repurchase. Upon approval of the Committee, the Company may repurchase a previously granted stock option from a participant by mutual agreement before such option has been exercised by payment to the participant of the amount per share by which: (i) the Fair Market Value (as defined in Section 11.12) of the Common Stock subject to the option on the date of purchase exceeds (ii) the exercise price.

                    5.11834 Manner of Exercise. A stock option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased. The exercise notice shall be accompanied by the full purchase price for such shares. The option price shall be payable in United States dollars and may be paid (a) by cash, uncertified or certified check or bank draft, (b) by delivery of shares of Common Stock held by the optionee for at least six months in payment of all or any part of the option price, which shares shall be valued for this purpose at the Fair Market Value on the date such option is exercised, (c) by delivering a properly executed exercise notice together with irrevocable instructions to a broker approved by the Company (with a copy to the Company) to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price or (d) in such other manner as may be authorized from time to time by the Committee. In the case of delivery of an uncertified check upon exercise of a stock option, no shares shall be issued until the check has been paid in full. Prior to the issuance of shares of Common Stock upon the exercise of a stock option, a participant shall have no rights as a shareholder.

                    6.11834 Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following addi-tional provisions shall apply to the grant of stock options that are intended to qualify as Incentive Stock Options (as such term is defined in Section 422A of the Code):

                         (1) Any Incentive Stock Option agreement authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain or be deemed to contain all provisions required in order to qualify the options as Incentive Stock Options.

                         (2) All Incentive Stock Options must be granted within ten years from the date on which this Plan is adopted by the Board of Directors.

                         (3) Unless sooner exercised, all Incentive Stock Options shall expire no later than ten years after the date of grant.

                         (4) The option price for Incentive Stock Options shall be not less than the Fair Market Value of the Common Stock subject to the option on the date of grant.

                         (5) No Incentive Stock Options shall be granted to any participant who, at the time such option is granted, would own (within the meaning of Section 422A of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation.

                         (6) The aggregate Fair Market Value (determined with respect to each Incentive Stock Option as of the time such Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under the Plan or any other plan of the Company or any of its subsidiaries) shall not exceed $100,000. To the extent this $100,000 limitation is exceeded, the options that relate to the excess shall be treated as non-qualified stock options.

               7.   Restricted Stock.

                    1.6 Grant of Restricted Stock.  The Committee may award
               shares of restricted stock to such key employees as the Committee determines to be eligible pursuant to the terms of
               Section 3. An award of restricted stock may be subject to the attainment of specified performance goals or targets, restrictions on transfer, forfeitability provisions and such other terms and conditions as the Committee may determine, subject to the provisions of the Plan. To the extent restricted stock is intended to qualify as performance based compensation under Section 162(m) of the Code, it must meet the additional requirements imposed thereby.

                    2.6 The Restricted Period. At the time an award of restricted stock is made, the Committee shall establish a period of time during which the transfer of the shares of restricted stock shall be restricted (the "Restricted Period"). Each award of restricted stock may have a different Restricted Period. A Restricted Period of at least three years is required, except that if vesting of the shares is subject to the attainment of specified performance goals, a Restricted Period of one year or more is permitted. The expiration of the Restricted Period shall also occur as provided under Section 11.11.

                    3.6 Escrow.  The participant receiving restricted stock
               shall enter into an Incentive Agreement with the Company setting forth the conditions of the grant. Certificates representing shares of restricted stock shall be registered in the name of the participant and deposited with the Company, together with a stock power endorsed in blank by the participant. Each such certificate shall bear a legend in substantially the following form:

                    The transferability of this certificate and the shares of Common Stock represented by it is subject to the terms and conditions (including conditions of forfeiture) contained in the Avondale Industries, Inc. 1997 Stock Incentive Plan (the "Plan") and an agreement entered into between the registered owner and Avondale Industries, Inc. thereunder. Copies of the Plan and the agreement are on file and available for inspection at the principal office of the Company.

                    4.6 Dividends on Restricted Stock.   Any  and  all cash
               and stock dividends paid with respect to the shares of restricted stock shall be subject to any restrictions on transfer, forfeitability provisions or reinvestment requirements as the Committee may, in its discretion, prescribe in the Incentive Agreement.

                    5.6 Forfeiture.  In the event of the forfeiture  of any
               shares of restricted stock under the terms provided in the Incentive Agreement (including any additional shares of restricted stock that may result from the reinvestment of cash and stock dividends, if so provided in the Incentive Agreement), such forfeited shares shall be surrendered and the certificates cancelled. The participants shall have the same rights and privileges, and be subject to the same forfeiture provisions, with respect to any additional shares received pursuant to Section 11.5 due to a recapitalization, merger or other change in capitalization.

                    6.6 Expiration of Restricted Period. Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee or at such earlier time as provided for in Section
               7.2 and in the Incentive Agreement or an amendment thereto, the restrictions applicable to the restricted stock shall lapse and a stock certificate for the number of shares of restricted stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions and legends other than those required by law, to the participant or the participant's estate, as the case may be.

                    7.6 Rights as a Shareholder.  Subject to the terms  and
               conditions of the Plan and subject to any restrictions on the receipt of dividends that may be imposed in the Incentive Agreement, each participant receiving restricted stock shall have all the rights of a shareholder with respect to shares of stock during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares.

               8. Stock Appreciation Rights. A SAR is a right to receive, without payment to the Company, a number of shares of Common Stock, cash or any combination thereof, the amount of which is determined pursuant to the formula set forth in Section
          8.4. A SAR may be granted (a) with respect to any stock option granted under the Plan, either concurrently with the grant of such stock option or at such later time as determined by the Committee (as to all or any portion of the shares of Common Stock subject to the stock option), or (b) alone, without reference to any related stock option. Each SAR granted by the Committee under the Plan shall be subject to the following terms and conditions:

                    1.6 Number.  Each SAR granted to  any participant shall
               relate to such number of shares of Common Stock as shall be determined by the Committee, subject to Section 5.1 and subject to adjustment as provided in Section 11.5. In the case of a SAR granted with respect to a stock option, the number of shares of Common Stock to which the SAR pertains shall be reduced in the same proportion that the holder of the option exercises the related stock option.

                    2.6  Duration  and  Time  for  Exercise.   The term and
               exercisability of each SAR shall be determined by the Committee. Unless otherwise provided by the Committee in the Incentive Agreement, each SAR issued in connection with a stock option shall become exercisable at the same time or times, to the same extent and upon the same conditions as the related stock option. The Committee may in its discretion accelerate the exercisability of any SAR at any time.

                    3.6 Exercise. A SAR may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of SARs that the holder wishes to exercise. The Company shall, within 30 days of receipt of notice of exercise, deliver to the exercising holder certificates for the shares of Common Stock or cash or both, as determined by the Committee, to which the holder is entitled pursuant to
               Section 8.4.

                    4.6 Payment.  Subject to the right of the Committee  to
               deliver cash in lieu of shares of Common Stock, the number of shares of Common Stock that shall be issuable upon the exercise of an SAR shall be determined by dividing:

                         (1) the number of shares  of  Common  Stock  as to
                    which the SAR is exercised multiplied by the dollar amount of the appreciation in such shares (for this purpose, the "appreciation" shall be the amount by which the Fair Market Value of the shares of Common Stock subject to the SAR on the Exercise Date exceeds
                    (1) in the case of a SAR related to a stock option, the purchase price of the shares of Common Stock under the stock option or (2) in the case of a SAR granted alone, without reference to a related stock option, an amount equal to the Fair Market Value of a share of Common Stock on the date of grant, which shall be determined by the Committee at the time of grant, subject to adjustment under Section 11.5); by

                         (2) the Fair Market Value of a share of Common Stock on the Exercise Date.

                    In  lieu  of issuing shares of Common  Stock  upon  the
               exercise of a SAR, the Committee may elect to pay the holder of the SAR cash equal to the Fair Market Value on the Exercise Date of any or all of the shares that otherwise would be issuable. No fractional shares of Common Stock shall be issued upon the exercise of a SAR; instead, the holder of a SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a share of Common Stock on the Exercise Date or to purchase the portion necessary to make a whole share at its Fair Market Value on the Exercise Date.

               9. Performance Shares. A performance share consists of an award that may be paid in shares of Common Stock or in cash, as described below. The award of performance shares shall be subject to such terms and conditions as the Committee deems appropriate.

                    1.2 Performance Objectives. Each performance share will be subject to performance objectives for Avondale or one of its subsidiaries, divisions or departments to be achieved by the end of a specified period. The number of performance shares awarded shall be determined by the Committee and may be subject to such terms and conditions as the Committee shall determine. If the performance objectives are achieved, each participant will be paid (a) a number of shares of Common Stock equal to the number of performance shares initially granted to that participant; (b) a cash payment equal to the Fair Market Value of such number of shares of Common Stock on the date the performance objectives are met or such other date as may be provided by the Committee or (c) a combination of shares of Common Stock and cash, as may be provided by the Committee. If such objectives are not met, each award of performance shares may provide for lesser payments in accordance with a pre-established formula set forth in the Incentive Agreement. Notwithstanding the foregoing, unless otherwise provided in the Incentive Agreement, the Committee may in its discretion declare the performance objectives achieved or waived. To the extent a performance share is intended to qualify as performance based compensation under Section 162(m) of the Code, it must meet the additional requirements imposed thereby.

                    2.2 Not a Shareholder.  The award of performance shares
               to a participant shall not create any rights in such partic-ipant as a shareholder of the Company, until the payment of shares of Common Stock with respect to an award, at which time such stock shall be considered issued and outstanding.

                    3.2 Dividend Equivalent Payments. A performance share award may be granted by the Committee in conjunction with dividend equivalent payment rights or other such rights. Dividend equivalent payments may be made to the participant at the time of the payment of the dividend or issuance of the other right or at the end of the specified performance period or may be deemed to be invested in additional performance shares at the Fair Market Value of a share of Common Stock on the date of payment of the dividend or issuance of the right.

               10.  Stock Options for Outside Directors

                    1.2 Eligibility. Each Outside Director shall be automatically granted a non-qualified stock option to acquire 1,065 shares of Common Stock on the day following the annual meeting of shareholders beginning with the 1997 annual meeting of shareholders and thereafter on the day following subsequent annual meetings of shareholders for as long as the Plan remains in effect and shares of Common Stock remain available for grant under Section 5.1 hereof.

                    2.2 Exercisability of Stock Options.  The stock options
               granted to Outside Directors under this Section 10 shall become exercisable as follows:

                    25% of the total number of shares covered by the stock options beginning one year after the date of grant;

                    50% of the total number of shares covered by the stock options beginning two years after the date of grant, less any shares previously issued;

                    75% of the total number of shares covered by the stock options beginning three years after the date of grant, less any shares previously issued;

                    100% of the total number of shares covered by the stock options beginning four years after the date of grant, less any shares previously issued;

               provided, however, that such stock options shall become immediately exercisable under 11.11 hereof and in the event of retirement from the Board on or after reaching age 65, death or disability. No stock option granted to an Outside Director under the terms of this Section 10 may be exercised more than ten years after the date of grant.

                    3.2 Exercise Price. The per share exercise price of stock options granted to Outside Directors shall be equal to 100% of the Fair Market Value as defined in the Plan, of a share of Common Stock on the date of grant.

                    4.2 Exercise after Termination  of  Board  Service.  In
               the event that an Outside Director ceases to serve on the Board of Directors for any reason, the stock options granted hereunder must be exercised, to the extent otherwise exercisable, within one year from the date of termination of Board service, but in no event later than ten years after the date of grant.

                11. General.

                    1.2 Duration.  Subject to Section 11.10, the Plan shall
               remain in effect until all Incentives granted under the Plan have either been satisfied by the issuance of shares of Common Stock or the payment of cash or been terminated under the terms of the Plan and all restrictions imposed on shares of Common Stock in connection with their issuance under the Plan have lapsed.

                    2.2 Transferability of Incentives. Options, SARs and performance shares granted under the Plan may not be transferred except:

                         (1)  by will;

                         (2) by the laws of descent and distribution; or

                         (3) in the case of stock options only, if permitted by the Committee and so provided in the
                    Incentive Agreement or an amendment thereto, (i) pursuant to a domestic relations order, as defined in the Code, (ii) to Immediate Family Members, (iii) to a partnership in which Immediate Family Members, or entities in which Immediate Family Members are the sole owners, members or beneficiaries, as appropriate, are the only partners, (iv) to a limited liability company in which Immediate Family Members, or entities in which Immediate Family Members are the sole owners, members or beneficiaries, as appropriate, are the only members, or (v) to a trust for the sole benefit of Immediate Family Members. "Immediate Family Members" shall be defined as the spouse and natural or adopted children or grandchildren of the participant and their spouses. To the extent that an incentive stock option is permitted to be transferred during the lifetime of the participant, it shall be treated thereafter as a non-qualified stock option.

               Stock options or SARs may be exercised during the lifetime of a participant only by the participant, by the participant's guardian or legal representative or, in the case of stock options, by a permitted transferee as provided in (c) above. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Incentive, or levy of attachment or similar process upon the Incentive not specifically permitted herein, shall be null and void and without effect.

                    3.3 Effect  of  Termination of Employment or Death.  In
               the event that an employee participant ceases to be an employee of the Company for any reason, including death, disability, early retirement or normal retirement, any Incentives may be exercised, shall vest or shall expire at such times as may be determined by the Committee in the Incentive Agreement.

                    4.3 Additional Condition.  Anything in this Plan to the
               contrary notwithstanding: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Incentive or the issuance of any shares of Common Stock pursuant to any Incentive, require the recipient of the Incentive, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Incentive or the shares of Common Stock issued pursuant thereto for his own account for investment and not for distribution; and
               (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

                    5.3 Adjustment. In the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations, there shall be substituted for each of the shares of Common Stock then subject to the Plan, including shares subject to restrictions, options, or achievement of performance share objectives, the number and kind of shares of stock or other securities to which the holders of the shares of Common Stock will be entitled pursuant to the transaction. In the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the Common Stock, the number of shares of Common Stock then subject to the Plan, including shares subject to outstanding Incentives, shall be adjusted in proportion to the change in outstanding shares of Common Stock. In the event of any such adjustments, the purchase price of any option, the performance objectives of any Incentive, and the shares of Common Stock issuable pursuant to any Incentive shall be adjusted as and to the extent appropriate, in the reasonable discretion of the Committee, to provide participants with the same relative rights before and after such adjustment.

                    6.3 Incentive Agreements.  The  terms of each Incentive
               shall be stated in an agreement approved by the Committee.

                     7.3 Withholding.  At any time that  a  participant  is
               required to pay to the Company an amount required to be withheld under the applicable income tax laws in connection with the issuance of shares of Common Stock under the Plan or upon the lapse of restrictions on shares of restricted stock, the participant may, subject to the Committee's right of disapproval, satisfy this obligation in whole or in part by electing (the "Election") to have the Company withhold from the distribution shares of Common Stock having a value equal to the amount required to be withheld. The value of the shares withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined (the "Tax Date").

                    Each  Election must be made prior to the Tax Date.  The
               Committee may disapprove of any Election or may suspend or terminate the right to make Elections. If a participant makes an election under Section 83(b) of the Internal Revenue Code with respect to shares of restricted stock, an Election is not permitted to be made.

                    A  participant  may  also satisfy his or her total  tax
               liability related to an Incentive by delivering shares of Common Stock that have been owned by the participant for at least six months. The value of the shares delivered shall be based on the Fair Market Value of the Common Stock on the Tax Date.

                    8.3 No Continued  Employment.  No participant under the
               Plan shall have any right, because of his or her participation, to continue in the employ of the Company for any period of time or to any right to continue his or her present or any other rate of compensation.

                      9.3 Deferral Permitted. Payment of cash or distribution of any shares of Common Stock to which a participant is entitled under any Incentive shall be made as provided in the Incentive Agreement. Payment may be deferred at the option of the participant if provided in the Incentive Agreement.

                    10.3 Amendment  of  the  Plan.   The Board may amend or
               discontinue the Plan at any time; provided, however, that no such amendment or discontinuance shall change or impair, without the consent of the recipient, an Incentive previously granted; and provided further, that an amendment to materially increase the number of shares of Common Stock issuable through the Plan, materially modify the eligibility requirements or materially increase the benefits under the Plan must be approved by the shareholders of the Company.

                    11.3.  Change of Control.

                         (1) A Change of Control shall mean:

                              (1) the acquisition by any individual, entity
                    or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of more than 25% of the outstanding shares of the Common Stock; provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control:

                                   a)   any  acquisition  of  Common  Stock
                         directly from the Company,

                                   b) any  acquisition  of  Common Stock by
                         the Company,

                                   c)  any acquisition of Common  Stock  by
                         any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or

                                   d)  any  acquisition  of Common Stock by
                         any corporation pursuant to a transaction that complies with clauses a), b) and c) of subsection
                         (iii) of this Section 9.10(a); or

                              (2) individuals who, as of the date this Plan
                    was adopted by the Board of Directors (the "Approval Date"), constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Approval Date whose election, or nomination for election by the shareholders of the Company, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered a member of the Incumbent Board, unless such individual's initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Incumbent Board; or

                              (3) consummation  of a reorganization, merger
                    or consolidation, or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination,

                                   a)  all  or  substantially  all  of  the
                         individuals and entities who were the beneficial owners of the outstanding Common Stock and the voting securities of the Company entitled to vote generally in the election of directors immediately prior to such Business Combination have direct or indirect beneficial ownership, respectively, of more than 50% of the then outstanding shares of common stock, and more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, of the corporation resulting from such Business Combination (which, for purposes of this clause a) and clauses b) and
                         c), shall include a corporation that as a result of such transaction owns the Company or all or substantially all of the assets of the Company either directly or through one or more subsidiaries), and

                                   b)  except  to  the  extent  that   such
                         ownership existed prior to the Business Combination, no person (excluding any corporation resulting from such Business Combination or any employee benefit plan or related trust of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of the then outstanding shares of common stock of the corporation resulting from such Business Combination or 20% or more of the combined voting power of the then outstanding voting securities of such corporation, and

                                   c) at least a majority of the members of
                         the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

                              (4)  approval  by  the  shareholders  of  the
                    Company   of   a   plan  of  complete  liquidation   or
                    dissolution of the Company.

                         (2) Upon a Change of Control, or immediately prior
                    to the closing of a transaction that will result in a Change of Control if consummated, all outstanding options and SARs granted pursuant to the Plan shall automatically become fully exercisable, all restrictions or limitations on any Incentives shall lapse and all performance criteria and other conditions relating to the payment of Incentives shall be deemed to be achieved and waived by the Company, without the necessity of action by any person.

                         (3) The Committee  may take such other action with
                    respect to an Option or Incentive as shall be provided in an agreement with the holder thereof.

                    12.3 Definition of Fair Market Value. Whenever "Fair Market Value" of Common Stock shall be determined for purposes of this Plan, it shall be determined as follows:
               (a) if the Common Stock is listed on an established stock exchange or any automated quotation system that provides sale quotations, the closing sale price for a share of the Common Stock on such exchange or quotation system on the applicable date, or if no sale of the Common Stock shall have been made on that day, on the next preceding day on which there was a sale of the Common Stock; (b) if the Common Stock is not listed on any exchange or quotation system, but bid and asked prices are quoted and published, the mean between the quoted bid and asked prices on the applicable date, and if bid and asked prices are not available on such day, on the next preceding day on which such prices were available; and (c) if the Common Stock is not regularly quoted, the fair market value of a share of Common Stock on the applicable date as established by the Committee in good faith.

          Adopted by the Board of Directors on December 9, 1996.

          Approved by the Shareholders on May 23, 1997.